SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN DOMESTIC EQUITY FUNDS II AND

EVERGREEN VARIABLE ANNUITY FUNDS

I.                Evergreen Small Cap Value Fund, Evergreen Special Values Fund and Evergreen VA Special

                Values Fund

                Shares in the Evergreen Small Cap Value Fund, Evergreen Special Values Fund, and Evergreen VA Special Values Fund will only be available for purchase after April 8, 2005 by existing shareholders, including qualified retirement plans and their successor plans.  Members of a Fund's portfolio management team may open new accounts after April 8, 2005.  Shareholders may be required to demonstrate eligibility to purchase additional shares of these Funds.  This restriction may be eliminated at any time in the future, without prior notice to shareholders, and it may be waived by the Trustees of the Funds at any time for any purchaser or class of purchasers.  During the period when this limitation on the offering of a Fund's shares is in place, Rule 12b-1 fees for the Class A shares of the Fund will be paid at a rate of 0.25% of the Fund's average daily net assets.

II.                Evergreen Domestic Equity Funds II (the "Funds")

                Effective immediately, the section in the prospectuses of the Funds entitled “HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU” has been amended by replacing the language under the heading "Class I" with the following language:

Class I

Each Fund offers Class I shares at NAV without a front-end sales charge, contingent deferred sales charge or 12b-1 fees. Class I shares are only offered, subject to the minimum initial purchase requirements stated under "How To Buy Shares," in the following manner:  (1) to investment advisory clients of EIMC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (3) to certain institutional investors and (4) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005.

In addition, the following chart replaces the chart currently contained in the section of the Funds’ prospectus entitled “HOW TO BUY FUND SHARES”:

	Minimum Initial Purchase of Class A, B and C Shares[1]	Minimum Initial Purchase of Class I Shares	Minimum Additional Purchases
Regular Accounts
	$1,000[2]	$1,000,000[3,4]	None
IRAs	$250	N/A4	None
Systematic Investment Plan	$50	N/A4	$25/monthly (for Classes A, B and C)[4]

1The maximum aggregate purchase amount of Class B shares by a shareholder in the Evergreen funds is $250,000.

2The Evergreen funds may redeem accounts that fall below the minimum initial purchase amount.

3Minimum initial purchase amount of $1 million does not apply to former Class Y shareholders, former SouthTrust funds shareholders or to investment advisory clients of EIMC (or its advisory affiliates) when purchased by such advisors on behalf of their clients.

4Former Class Y and former SouthTrust funds shareholders may invest at the Class A, B and C share amounts.

III.                Evergreen Domestic Equity Funds II (the "Funds")

                Effective May 1, 2005, the section in the prospectuses of the Funds entitled “Rights of Accumulation” contained in the section entitled "HOW TO REDUCE OR ELIMINATE YOUR SALES CHARGE" has been amended to say the following:

Class A

Rights of Accumulation. You may add the current value of all of your existing Evergreen funds investments in Class A, Class B and Class C shares, excluding amounts invested in Evergreen money market funds on which you have not previously paid a sales charge, to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at either the Evergreen funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge.  Shares held through other financial services firms may not be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of Evergreen funds investments held by the members of your immediate family (please see the discussion entitled "Immediate Family Members" at the end of this section), including the value of Evergreen funds investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at either the Evergreen funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase. However, the value of Evergreen funds investments held in employer retirement plans, such as 401(k) plans, is not eligible for inclusion.

March 18, 2005	573230 (3/05)